UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2024

Amazon Holdco Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42176	99-0622272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 William Northern Blvd

Tullahoma, Tennessee 37388

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (931) 455-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Effectiveness of Amazon Holdco Inc. Registration Statement on Form 10

Amazon Holdco Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially publicly filed on July 15, 2024 (as amended, the “Registration Statement”), relating to the spin-off by Jacobs Solutions Inc. (“Jacobs”) of the Company. The spin-off is part of Jacobs’ previously announced plan to separate its Critical Mission Solutions and Cyber & Intelligence government services businesses and merge them with Amentum Parent Holdings LLC (“Amentum”) in a Reverse Morris Trust transaction (the “Transactions”).

On September 18, 2024, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the distribution and provides information regarding the Company’s, Jacobs’ and Amentum’s businesses. The final information statement, dated September 18, 2024 (the “Information Statement”) is attached hereto as Exhibit 99.1.

As further described in the Information Statement, Jacobs expects to distribute one share of the Company’s common stock, par value $0.01 per share (“SpinCo Common Stock”) for every share of Jacobs common stock, par value $1 per share, held as of the close of business on September 23, 2024, the record date for the distribution. Subject to the satisfaction or waiver of certain conditions, as more fully described in the Information Statement, the Transactions are expected to be completed on September 27, 2024.

In connection with the Transactions, the Company intends to change its name to “Amentum Holdings, Inc.”

Immediately after completion of the Transactions, Jacobs’ shareholders will own 51%, Jacobs will own 7.5%, and Amentum Joint Venture LP (“Amentum Equityholder”), the sole equityholder of Amentum, will hold 37% of the issued and outstanding shares of SpinCo Common Stock. An additional 4.5% of SpinCo Common Stock (the “contingent consideration”) will be placed in escrow, to be released and delivered in the future to Jacobs and its shareholders or to Amentum Equityholder, depending on the achievement of certain fiscal year 2024 operating profit targets by Jacobs’ Critical Mission Solutions and Cyber & Intelligence government services businesses. To the extent Jacobs and its shareholders become entitled to any portion of the contingent consideration, the first 0.5% of the outstanding and issued shares of SpinCo Common Stock will be released from escrow and delivered to Jacobs. Any further contingent consideration to which Jacobs and its shareholders may become entitled will be distributed on a pro rata basis to Jacobs’ shareholders as of a record date to be determined in the future. In all, Jacobs and its shareholders are expected to own between 58.5% and 63% of the issued and outstanding shares of SpinCo Common Stock. Any shares of contingent consideration to which Jacobs and its shareholders do not become entitled to receive will be delivered to Amentum Equityholder. Jacobs intends to dispose of its stake in the Company within 12 months of the distribution.

On September 13, 2024, Jacobs issued a press release announcing the record date for the distribution to effect the spin-off, ahead of the closing of the Transactions.

The foregoing description is qualified in its entirety by reference to the Information Statement.

Commencement of “When-Issued” and “Regular-Way” Trading of SpinCo Common Stock

It is expected that a “when-issued” public trading market for SpinCo Common Stock will commence on the New York Stock Exchange on or about September 24, 2024, and will continue up to and including the distribution date of Friday, September 27, 2024, under the ticker symbol “AMTM WI,” and that “regular-way” trading of SpinCo Common Stock will begin on September 30, 2024, under the ticker symbol “AMTM.”

The information contained herein, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

Certain statements contained in this communication constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as “expects,” “anticipates,” “believes,” “seeks,” “estimates,” “plans,” “intends,” “future,” “will,” “would,” “could,” “can,” “may,” “target,” “goal” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements Jacobs or we make concerning the expected timing of Jacobs’ plans to spin off the Company and merge it with Amentum (hereinafter referred to collectively as the “combined business” or the “combined company”), Jacobs’ and its shareholders’ respective ownership percentages in the combined company, the disposition of Jacobs’ retained stake in the combined company, the expected timing or amount of any future distribution of contingent consideration, the structure and tax treatment of the proposed transaction, the ability of the parties to complete the proposed transaction, the potential benefits and synergies of the proposed transaction, including future financial and operating results and strategic benefits, the description of the combined company’s anticipated revenue, business and growth opportunities, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing.

Although such statements are based on our, Jacobs’ and Amentum’s current estimates and expectations, and/or currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.

Such factors include uncertainties as to the structure and timing of the proposed transaction, the impact of the proposed transaction on Jacobs and the combined company if the proposed transaction is completed, the possibility that the proposed transaction may not qualify for the expected tax treatment, the possibility that closing conditions for the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, the risk that any consents or approvals required in connection with the proposed transaction may not be received, the risk that the proposed transaction may not be completed on the terms or in the time-frame expected by the parties, unexpected costs, charges or expenses resulting from the proposed transaction, business and management strategies and the growth expectations of the combined entity, risk relating to the combination and integration of the businesses and the ability to implement its business strategy and realize the expected benefits, including the ability to realize the estimated synergies, the inability of Jacobs and the combined entity to retain and hire key personnel, customers or suppliers while the proposed transaction is pending or after it is completed, as well as other factors that may impact Jacobs or the combined business, such as competition from existing and future competitors in its target markets, financial market risks that may affect Jacobs or the combined business, including by affecting Jacobs’ or the combined business’ access to capital, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the impact of a possible recession or economic downturn on our results, prospects and opportunities, and geopolitical events and conflicts, the risk that disruptions from the proposed transaction will impact the Jacobs’ or Amentum’s business, the risk that the separation of the businesses from Jacobs may be more difficult than expected, a possible decrease in the trading price of Jacobs’ shares, as well as factors related to our business or detailed from time to time in Jacobs’ reports filed with the SEC. The foregoing factors and potential future developments are inherently uncertain, unpredictable and, in many cases, beyond our control. For a description of these and additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Information Statement, and in particular discussions contained therein under the sections entitled “Cautionary Note on Forward-Looking Statements” and “Risk Factors.” Jacobs and we are not under any duty to update any of the forward-looking statements after the date of this filing to conform to actual results, except as required by applicable law. We encourage you to read carefully the risk factors, as well as the financial and business disclosures contained in our Information Statement and in other documents we file from time to time with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit No.	Description

99.1	Information Statement of Amazon Holdco Inc., dated September 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024	AMAZON HOLDCO INC.

	By:	/s/ Justin C. Johnson
Name: Justin C. Johnson
Title: Secretary